Earnings Release | June 30, 2019

About GWB Company Snapshot EPS Performance • Full-service regional bank focused on relationship-based $2.90 CAGR EPS 10% $2.19 $2.04 business and agribusiness banking $0.23 $0.23 $2.46 $2.67 $2.31 $1.96 • 174 banking branches across nine states: Arizona, Colorado, $2.45 $0.17 $1.90 Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota $1.81 $2.14 and South Dakota • Headquartered in Sioux Falls, South Dakota • 6th largest farm lender bank in the U.S. as of 03/31/19 (1) FY14 FY15 FY16 FY17 FY18 FYTD 18 FYTD 19 EPS - diluted Adj. EPS - diluted (2) Strong Earnings Growth and Efficiency Tangible Book Value (2) per Share Accretion $172 $129 $14 150.00 GWB CAGR TBV 11% $145 $13 $117 $131 $158 $116 140.00 $10 $105 $109 $121 130.00 120.00 50% 48% 50% 47% 47% 47% 46% 110.00 Peer CAGR TBV 6% 100.00 90.00 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 18 18 19 Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y FY14 FY15 FY16 FY17 FY18 FYTD 18 FYTD 19 F F F F F F F F F F F F F F F F F F 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2Q Net Income ($MM) Adj. Net Income ($MM) (2) Efficiency Ratio (2) GWB GWB Peer Group (3) 2 (1) Source: American Banker's Association (2) Non-GAAP measures. See appendix for reconciliations. (3) Data sourced from SNL Financial

Executing on Strategy • Total loans grew 1.2% to $9.89 billion during the quarter with FYTD loan growth at 5.0% Focused Business • Loan growth was primarily driven by non-owner occupied commercial real estate Banking Franchise with Agribusiness • Deposits decreased by 2.2% to $10.24 billion during the quarter, driven by a reduction in brokered deposits Expertise and seasonal outflows consistent with prior years, bringing FYTD deposit growth to 5.2% (1) Strong Profitability • Fully diluted EPS of $0.47 for the quarter and $2.04 for fiscal year-to-date and Growth Driven • Profitability remains strong with ROTCE (1) of 14.5% and ROAA of 1.25% for fiscal year-to-date by a Highly (1) Efficient Operating • Efficiency ratio of 47.2% for the quarter and 46.3% for fiscal year-to-date Model • All regulatory capital ratios remain above minimums to be considered “well capitalized” Strong Capital • Quarterly dividend of $0.30 per share Generation and ◦ Dividend payable August 23, 2019 to stockholders of record as of the close of business on August 9, Attractive Dividend 2019 • Net charge-offs of $17.5 million during the quarter represent 0.72% of average total loans on an annualized basis, majority of which were in agriculture and commercial non-real estate portfolios Risk Management • Loans graded "Substandard" increased by 83.8% to $476.0 million due to new and/or updated information Driving Sound during the quarter, loans graded "Watch" decreased by 26.6% to $220.9 million, nonaccrual loans decreased Credit Quality by 2.9% to $118.1 million compared to March 31, 2019 • Outside of the dairy portfolio, credit quality remained stable during the quarter (1) This is a non-GAAP measure. See appendix for reconciliation. 3

Revenue

Great Western Bancorp, Inc.

Revenue Highlights

- Net interest income (FTE) increased 2.0% to $107.1 million compared to prior quarter
  - Higher yield on loans and investments partially offset by higher cost of deposits
- NIM (FTE) and adjusted NIM (FTE) (2) each down 5 basis points compared to 2QFY19
- Noninterest income, excluding the change in fair value of fair value option loans and the net gain (loss) on related derivatives, remained stable compared to 2QFY19

Net Interest Income ($MM) and NIM



$104.9
$107.1
$310.8
$318.4
3.75%
3.76%
3.70%
3.71%
3.93%
3.87%
3.75%
3.76%
2QFY19
3QFY19
FYTD 18
FYTD 19
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE) (2)

NIM Analysis



3.75%
3.76%
0.02%
(0.07)%
0.02%
0.02%
(0.02)%
(0.02)%
3.70%
3.71%
2QFY19
Cash & Investments
Liquidity changes
Loans
Loan acct
Total deposits
Borrowings
3QFY19
NIM (FTE)
Adjusted NIM (FTE) (2)

Noninterest Income (1)



Wealth management, $2,234
Mortgage banking income, net, $1,055
Gain on security sales, $322
Other, $1,309
Interchange income, $2,700
OD/NSF fees, $3,940
Other Service fees, $2,024
Service charges, $1,657

(1) Chart excludes changes related to loans and derivatives at fair value which netted $(4.5) million for the quarter and loss on sale of securities. Dollars in thousands.
(2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations.

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GreatWesternBank.com

Earnings, Expenses & Provision Highlights Net Income ($MM) • Adjusted net income (1) of $26.8 million, a decrease of 39.8% $129 over 2QFY19 $13 $117 $116 ◦ Higher provision for loan losses during quarter as a result of charge-offs in the beef cattle portfolio and $46 $45 commercial non-real estate segment $27 ◦ Strong ROAA of 14.5% and 1.25% ROTCE (1) for fiscal 1.55% 1.44% year 1.32% 1.25% 0.84% • Efficiency ratio (1) was 47.2% for the quarter and 46.3% for fiscal year-to-date 3QFY18 2QFY19 3QFY19 FYTD 18 FYTD 19 • Noninterest expense remained stable from 2QFY19 Net Income Adjusted net income (1) ROAA Noninterest Expense ($MM) Provision for Loan Losses ($MM) Sustained peer-leading $39.0 efficiency ratio (1) (2) $171.9 $169.7 $57.9 $26.1 $56.0 $13.0 45.8% 47.2% 46.7% 46.3% $3.5 3QFY18 3QFY19 FYTD 18 FYTD 19 3QFY18 3QFY19 FYTD 18 FYTD 19 Noninterest expense Efficiency Ratio (1) 5 (1) Adjusted net income, ROTCE and efficiency ratio are non-GAAP measures. See appendix for reconciliations.

Balance Sheet Overview Balance Sheet Highlights Total Loans ($MM) • Outstanding loans increased $116.1 million, or 1.2%, during the $9,887 5.0% FYTD growth $9,416 quarter, with FYTD growth at 5.0% $8,683 $8,969 ◦ Commercial real estate grew $150.0 million, or 3.0%, for the $7,325 $864 $6,787 quarter mainly in the non-owner occupied segment $7,819 ▪ Deposits declined $232.4 million, or 2.2%, during the quarter, resulting in FYTD growth of 5.2% * Decreases during the quarter were driven by a reduction in brokered deposits and seasonal outflows consistent with prior years ▪ Key capital ratios declined modestly during the fiscal period as a FY14 FY15 FY16 FY17 FY18 3QFY19 result of stock repurchase activity and solid loan growth Total Loans Loans Acquired Deposits ($MM) Capital 5.2% FYTD growth $10,236 $9,733 $8,978 12.9% 13.0% $8,605 12.1% 12.2% 12.5% 12.4% $7,387 863 1.11% $7,052 11.8% 12.0% $7,742 10.9% 11.1% 11.4% 11.3% 0.65% 0.40% 0.36% 0.32% 0.32% 9.2% 9.6% 9.3% 8.2% 8.3% 8.5% FY14 FY15 FY16 FY17 FY18 3QFY19 FY14 FY15 FY16 FY17 FY18 3QFY19 Total Deposits Deposits Acquired Cost of Deposits Tier 1 Capital Total Capital TCE / TA (1) (1) TCE / TA is a non-GAAP measure. See appendix for reconciliation. 6

Asset Quality Watch Loans ($MM) Net Charge-offs / Average Total Loans (2) $343 $328 $310 $312 0.88% $288 $84 $123 $121 $132 $259 $221 $156 0.54% $205 0.44% $189 $180 $117 0.37% $132 0.26% 0.18% $104 0.14% 0.13% 4.2% 4.2% 0.12% 3.8% 3.5% 3.6% 0.27% 0.10% 2.2% 0.02% 0.06% 0.04% 0.05% 0.08% FY14 FY15 FY16 FY17 FY18 3QFY19 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FYTD 19 Ag Loans Non Ag Loans Total Loans Ag Loans Non Ag Loans Total Loans Substandard Loans ($MM) Credit Quality $476 83.8% $97 64.8% $379 60.2% $253 51.1% $242 $233 45.9% 45.1% $184 $71 $81 4.8% 0.42% 0.38% $111 0.67% $126 $130 0.33% $162 $172 2.8% $91 2.5% 2.6% 2.7% 0.99% 0.60% 1.12% 1.14% 1.9% $131 0.79% 0.86% $35 $54 0.17% 0.33% FY14 FY15 FY16 FY17 FY18 3QFY19 FY14 FY15 FY16 FY17 FY18 3QFY19 Ag Loans Non Ag Loans Total Loans Ag NALs / Non Ag NALs / Reserves / Total Loans Total Loans Total NALs (1) (1) Comprehensive Credit-Related Coverage is a non-GAAP measure. (2) Annualized for partial periods 7

Ag Loan Asset Quality

Great Western Bancorp, Inc.

Commentary

- Charge-offs in the agriculture portfolio have historically been low as a percentage of total loans
  - 3QFY19 includes a $4.0 million charge-off on a relationship with a cattle feed lot operator believed to be engaged in borrower fraud
- Management is actively monitoring and working existing substandard credits within the ag portfolio
- The grain portfolio has trended down in watch and substandard loan balances as a percentage of total ag loans

Ag Watch Loans by Category (1)



$17,031
$35,404
$30,077
$24,382
$33,137
$61,482
$31,809
$38,971
$145,532
$34,688
$8,924
$96,188
$89,605
$18,533
$73,312
$66,702
$39,887
$63,786
$103,520
$76,272
$15,599
$38,794
$31,067
$22,030
$11,927
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FYTD 19

Ag Substandard Loans by Category (1)



$4,639
$2,622
$23,963
$35,107
$22,931
$30,906
$93,597
$21,974
$14,998
$78,577
$69,564
$14,093
$62,388
$68,624
$27,603
$13,260
$53,858
$104,853
$203,827
$16,511
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FYTD 19

Ag Net Charge-offs / Average Total Loans (2)



0.02%
—%
0.01%
0.01%
0.04%
0.01%
0.03%
0.01%
0.03%
0.02%
0.02%
0.05%
0.01%
0.07%
0.03%
0.07%
0.19%
0.01%
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FYTD 19

Grains | Beef Cattle | Dairy Farms | Hogs | All Other

(1) Categories with less than $20m were considered immaterial and combined in All Other
(2) Annualized for partial year periods

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GreatWesternBank.com

Proven Business Strategy Focused Business Banking Franchise with Agribusiness Expertise Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Explore Accretive Strategic Acquisition Opportunities Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Risk Management Driving Stable Credit Quality 9

Disclosures Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this Earnings Release concerning Great Western Bancorp, Inc.’s expected performance and strategy, the outlook for its agricultural lending segment and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this Earnings Release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties, that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the most recently ended fiscal year, and in other periodic filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated July 25, 2019 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2019. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. 10

Appendix 1 Non-GAAP Measures

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the nine months ended:		At or for the three months ended:				
	June 30, 2019	June 30, 2018	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Adjusted net income and adjusted earnings per common share:							
Net income - GAAP	$ 117,080	$ 115,636	$ 26,783	$ 44,511	$ 45,786	$ 42,281	$ 45,874
Add: Deferred taxes revaluation due to Tax Reform Act	—	13,586	—	—	—	—	—
Adjusted net income	$ 117,080	$ 129,222	$ 26,783	$ 44,511	$ 45,786	$ 42,281	$ 45,874
Weighted average diluted common shares outstanding	57,408,023	59,134,635	57,110,103	57,074,674	58,039,292	59,122,699	59,170,058
Earnings per common share - diluted	$ 2.04	$ 1.96	$ 0.47	$ 0.78	$ 0.79	$ 0.72	$ 0.78
Adjusted earnings per common share - diluted	$ 2.04	$ 2.19	$ 0.47	$ 0.78	$ 0.79	$ 0.72	$ 0.78
Tangible net income and return on average tangible common equity:							
Net income - GAAP	$ 117,080	$ 115,636	$ 26,783	$ 44,511	$ 45,786	$ 42,281	$ 45,874
Add: Amortization of intangible assets, net of tax	1,022	1,117	335	343	344	343	366
Tangible net income	$ 118,102	$ 116,753	$ 27,118	$ 44,854	$ 46,130	$ 42,624	$ 46,240
Average common equity	$ 1,834,708	$ 1,775,767	$ 1,864,132	$ 1,822,940	$ 1,817,052	$ 1,825,312	$ 1,796,066
Less: Average goodwill and other intangible assets	746,110	747,718	745,718	746,107	746,503	746,900	747,294
Average tangible common equity	$ 1,088,598	$ 1,028,049	$ 1,118,414	$ 1,076,833	$ 1,070,549	$ 1,078,412	$ 1,048,772
Return on average common equity *	8.5%	8.7%	5.8%	9.9%	10.0%	9.2%	10.2%
Return on average tangible common equity **	14.5%	15.2%	9.7%	16.9%	17.1%	15.7%	17.7%

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

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GreatWesternBank.com

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the nine months ended:		At or for the three months ended:				
	June 30, 2019	June 30, 2018	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):							
Net interest income - GAAP	$ 313,999	$ 305,848	$ 105,629	$ 103,475	$ 104,894	$ 101,990	$ 104,672
Add: Tax equivalent adjustment	4,356	4,910	1,424	1,442	1,490	1,687	1,729
Net interest income (FTE)	318,355	310,758	107,053	104,917	106,384	103,677	106,401
Add: Current realized derivative gain (loss)	746	(4,946)	321	405	21	(419)	(830)
Adjusted net interest income (FTE)	$ 319,101	$ 305,812	$ 107,374	$ 105,322	$ 106,405	$ 103,258	$ 105,571
Average interest-earning assets	$ 11,349,960	$ 10,577,420	$ 11,617,521	$ 11,345,559	$ 11,086,800	$ 10,857,168	$ 10,748,078
Net interest margin (FTE) *	3.75%	3.93%	3.70%	3.75%	3.81%	3.79%	3.97%
Adjusted net interest margin (FTE) **	3.76%	3.87%	3.71%	3.76%	3.81%	3.77%	3.94%

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

	June 30, 2019	June 30, 2018	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non-ASC 310-30 loans:							
Interest income - GAAP	$ 365,987	$ 324,506	$ 124,098	$ 121,528	$ 120,361	$ 115,284	$ 112,760
Add: Tax equivalent adjustment	4,356	4,910	1,424	1,442	1,490	1,687	1,729
Interest income (FTE)	370,343	329,416	125,522	122,970	121,851	116,971	114,489
Add: Current realized derivative gain (loss)	746	(4,946)	321	405	21	(419)	(830)
Adjusted interest income (FTE)	$ 371,089	$ 324,470	$ 125,843	$ 123,375	$ 121,872	$ 116,552	$ 113,659
Average non-ASC 310-30 loans	$ 9,583,477	$ 9,042,253	$ 9,699,433	$ 9,615,096	$ 9,435,901	$ 9,299,318	$ 9,220,931
Yield (FTE) *	5.17%	4.87%	5.19%	5.19%	5.12%	4.99%	4.98%
Adjusted yield (FTE) **	5.18%	4.80%	5.20%	5.20%	5.12%	4.97%	4.94%

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

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GreatWesternBank.com

Non-GAAP Measures At or for the nine months ended: At or for the three months ended: March 31, December 31, September 30, June 30, 2019 June 30, 2018 June 30, 2019 2019 2018 2018 June 30, 2018 Efficiency ratio: Total revenue - GAAP $ 359,708 $ 360,203 $ 116,395 $ 121,698 $ 121,614 $ 121,245 $ 123,611 Add: Tax equivalent adjustment 4,356 4,910 1,424 1,442 1,490 1,687 1,729 Total revenue (FTE) $ 364,064 $ 365,113 $ 117,819 $ 123,140 $ 123,104 $ 122,932 $ 125,340 Noninterest expense $ 169,686 $ 171,875 $ 56,000 $ 56,580 $ 57,106 $ 59,550 $ 57,863 Less: Amortization of intangible assets 1,173 1,268 385 394 394 394 416 Tangible noninterest expense $ 168,513 $ 170,607 $ 55,615 $ 56,186 $ 56,712 $ 59,156 $ 57,447 Efficiency ratio * 46.3% 46.7% 47.2% 45.6% 46.1% 48.1% 45.8% * Calculated as the ratio of tangible noninterest expense to total revenue (FTE). Tangible common equity and tangible common equity to tangible assets: Total stockholders' equity $ 1,881,128 $ 1,816,741 $ 1,881,128 $ 1,852,394 $ 1,812,008 $ 1,840,551 $ 1,816,741 Less: Goodwill and other intangible assets 745,563 747,129 745,563 745,947 746,341 746,735 747,129 Tangible common equity $ 1,135,565 $ 1,069,612 $ 1,135,565 $ 1,106,447 $ 1,065,667 $ 1,093,816 $ 1,069,612 Total assets $ 12,954,896 $ 12,009,048 $ 12,954,896 $ 12,830,162 $ 12,573,641 $ 12,116,808 $ 12,009,048 Less: Goodwill and other intangible assets 745,563 747,129 745,563 745,947 746,341 746,735 747,129 Tangible assets $ 12,209,333 $ 11,261,919 $ 12,209,333 $ 12,084,215 $ 11,827,300 $ 11,370,073 $ 11,261,919 Tangible common equity to tangible assets 9.3% 9.5% 9.3% 9.2% 9.0% 9.6% 9.5% Tangible book value per share: Total stockholders' equity $ 1,881,128 $ 1,816,741 $ 1,881,128 $ 1,852,394 $ 1,812,008 $ 1,840,551 $ 1,816,741 Less: Goodwill and other intangible assets 745,563 747,129 745,563 745,947 746,341 746,735 747,129 Tangible common equity $ 1,135,565 $ 1,069,612 $ 1,135,565 $ 1,106,447 $ 1,065,667 $ 1,093,816 $ 1,069,612 Common shares outstanding 56,939,032 58,911,563 56,939,032 56,938,435 56,938,435 58,917,147 58,911,563 Book value per share - GAAP $ 33.04 $ 30.84 $ 33.04 $ 32.53 $ 31.82 $ 31.24 $ 30.84 Tangible book value per share $ 19.94 $ 18.16 $ 19.94 $ 19.43 $ 18.72 $ 18.57 $ 18.16 14

Non-GAAP Measures Comprehensive Credit-Related Coverage ($MM) GWB Legacy - Loans at Amortized GWB Legacy - HF Financial Corp. Other Acquired Cost Loans at Fair Value Acquired Loans Loans Total ALLL $ 73,103 $ — $ 1,550 $ 1,893 $ 76,546 Remaining Loan Discount $ — $ — $ 10,249 $ 5,300 $ 15,549 Fair Value Adjustment (Credit) $ — $ 8,654 $ — $ — $ 8,654 Total ALLL / Discount / FV Adj. $ 73,103 $ 8,654 $ 11,799 $ 7,193 $ 100,749 Total Loans $ 8,560,991 $ 816,851 $ 427,514 $ 81,615 $ 9,886,971 ALLL / Total Loans 0.85% —% 0.36% 2.32% 0.77% Discount / Total Loans —% —% 2.40% 6.49% 0.16% FV Adj. / Total Loans —% 1.06% —% —% 0.09% Total Coverage / Total Loans (1) 0.85% 1.06% 2.76% 8.81% 1.02% (1) Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage. 15

Appendix 2 Accounting for Loans at FV and Related Derivatives

Loans at FV and Related Derivatives

Great Western Bancorp, Inc.

Overview

- For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank ("GWB") has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties

  Total size of the portfolio was $816.9 million at June 30, 2019
- GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives:
  - Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income
  - This differs significantly from most peers who have elected Hedge Accounting treatment
  - The historical election is irrevocable so the concept will be present for the foreseeable future in GWB's financial statements *even if* different accounting elections are made on future originations
  - Management presents non-GAAP measures to provide more clarity on the underlying economics

Summary

	Income Statement Line Item:			
	Net increase (decrease) in fair value of loans at fair value	***Net realized and unrealized (loss) gain on derivatives***	***Net Relationship***	***Notes***
Increase (decrease) in FV related to interest rates	$ 21,246	$ (21,246)	$ —	**(1)**
Decrease in FV related to credit	$ (4,817)	$ (675)	$ (5,492)	**(2)**
Increase in SWAP fees	$ —	$ 696	$ 696	**(3)**
Current period realized cost of derivatives	$ —	$ 321	$ 321	**(4)**
Subtotal, loans at FV and related derivatives	$ 16,429	$ (20,904)	$ (4,475)	**(5)**

(1) Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates.

(2) Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator.

(3) Swap fees are fees related to transacting interest rate swaps and other interest rate derivatives.

(4) Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase.

(5) While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note **(2)**) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note **(4)**) as presented in non-GAAP measures.

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